UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 12, 2022

Healthcare Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-39153	38-3888962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York 10019
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	HTIA	The Nasdaq Global Market
7.125% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	HTIBP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2022 annual meeting of stockholders (the “Annual Meeting”) of Healthcare Trust, Inc. (the “Company”) was held on May 12, 2022, at which there were present, in person or by proxy, stockholders holding an aggregate of 53,255,161 shares of the Company’s common stock, out of a total number of 100,735,691 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting, representing approximately 52.9% of the shares entitled to be voted.

At the Annual Meeting, the Company’s stockholders: (i) re-elected Edward G. Rendell and Elizabeth K. Tuppeny as Class II directors to serve until the Company’s 2025 annual meeting of stockholders and until their successors are duly elected and qualify; and (ii) ratified the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The proposals are described in detail in the Company’s 2022 proxy statement. No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting. The final results of the matters voted on at the Annual Meeting are set forth below:

Proposal 1 – Election of Class II Directors

Nominee	For	Abstain	Withhold	Broker Non-Votes
Edward G. Rendell	16,931,424	—	2,565,004	33,758,733
Elizabeth K. Tuppeny	17,250,367	—	2,246,061	33,758,733

Proposal 2 – Ratification of the Appointment of PwC as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022:

For	Against	Abstain	Broker Non-Votes
52,097,976	527,587	629,598	*

*	No broker non-votes arose in connection with Proposal No. 2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE TRUST, INC.

Date: May 12, 2022	By:	/s/ Scott M. Lappetito
Scott M. Lappetito Chief Financial Officer, Secretary and Treasurer